                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
Seeks long-term capital appreciation

KEMPER
CONTRARIAN FUND

              "... Our contrarian investment discipline led us to
                a number of stocks that garnered robust returns,
                    despite the choppy market climate. ..."

                                                             [KEMPER FUNDS LOGO]

AT A GLANCE

Contents
3
Economic Overview
5
Performance Update
9
Terms To Know
11
Industry Sectors
12
Largest Holdings
13
Portfolio Of
Investments
15
Report Of
Independent Auditors
16
Financial Statements
18
Notes To
Financial Statements
22
Financial Highlights

--------------------------------------------------------------------------------
 KEMPER CONTRARIAN FUND
 TOTAL RETURNS
--------------------------------------------------------------------------------
 FOR THE YEAR ENDED NOVEMBER 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE).

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

      CLASS A                                           CLASS B                     CLASS C             FUNDS CATEGORY AVERAGE*
-----------------------                         ----------------------      ----------------------      -----------------------
19.51%                                                     18.32%                      18.25%                      12.35%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

------------------------------------------------------------------------------------------
 NET ASSET VALUE
------------------------------------------------------------------------------------------
                                                                   AS OF      AS OF
                                                                  11/30/98   11/30/97
------------------------------------------------------------------------------------------
    KEMPER CONTRARIAN FUND CLASS A                                  $22.90     $21.13
------------------------------------------------------------------------------------------
    KEMPER CONTRARIAN FUND CLASS B                                  $22.82     $21.08
------------------------------------------------------------------------------------------
    KEMPER CONTRARIAN FUND CLASS C                                  $22.82     $21.06
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER CONTRARIAN FUND
 RANKINGS AS OF 11/30/98
--------------------------------------------------------------------------------
 COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH & INCOME FUNDS CATEGORY*

                                                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------------------------
    1-YEAR                                                         #153 of    #180 of    #183 of
                                                                  744 funds  744 funds  744 funds
--------------------------------------------------------------------------------------------------
    3-YEAR                                                         #170 of    #222 of    #228 of
                                                                  459 funds  459 funds  459 funds
--------------------------------------------------------------------------------------------------
    5-YEAR                                                         #45 of       N/A        N/A
                                                                  298 funds
--------------------------------------------------------------------------------------------------
    10-YEAR                                                        #65 of       N/A        N/A
                                                                  146 funds
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

 DURING THE FISCAL YEAR, KEMPER CONTRARIAN FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                                                  CLASS A  CLASS B  CLASS C
---------------------------------------------------------------------------------------------
    INCOME
    DIVIDEND                                                       $0.2675  $0.0761  $0.0427
---------------------------------------------------------------------------------------------
    SHORT-TERM CAPITAL GAIN                                        $0.92    $0.92    $0.92
---------------------------------------------------------------------------------------------
    LONG-TERM CAPITAL GAIN                                         $0.80    $0.80    $0.80
---------------------------------------------------------------------------------------------

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
 MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

Source: Morningstar, Inc. Chicago, IL. 312-696-6000. The Morningstar Style Box is based on a software release date of 11/30/98. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER CONTRARIAN FUND IN THE LARGE VALUE CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1999 begins. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1200-point range, up approximately 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence remained fairly high, although not quite as high as in 1997. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of 3 percent for the second half of 1998 and is anticipated to hover around 2 percent to 2.5 percent for the first half of 1999. The consumer price index
(CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                     NOW (12/31/98)       6 MONTHS AGO         1 YEAR AGO          2 YEARS AGO

10-year Treasury rate(1)                   4.65               5.50                 5.81               6.30
Prime rate(2)                              7.75               8.50                 8.50               8.25
Inflation rate(3)*                         1.55               1.75                 1.89               3.18
The U.S. dollar(4)                        -2.45               9.54                10.26               4.36
Capital goods orders(5)*                   7.82               9.52                 8.53               4.82
Industrial production(5)*                  1.47               5.10                 6.56               5.32
Employment growth(6)*                      2.28               2.65                 2.70               2.33



(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

       If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief -- but be on your toes in 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. More trauma in the White House, continuing disputes with Iraq or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

       Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of Dr. John E. Silvia as of January 4, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

PERFORMANCE UPDATE

[SASSI PHOTO]

TOM SASSI IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND LEAD PORTFOLIO MANAGER OF KEMPER CONTRARIAN FUND. SASSI RECEIVED A BACHELOR'S OF BUSINESS ADMINISTRATION IN MANAGEMENT AND ECONOMICS AND A MASTER'S OF BUSINESS ADMINISTRATION IN FINANCE FROM HOFSTRA UNIVERSITY. HE HAS MORE THAN 25 YEARS OF EXPERIENCE IN INVESTMENT ANALYSIS AND MANAGEMENT.

[GASKIN PHOTO]

FREDERICK L. GASKIN IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND A PORTFOLIO MANAGER OF KEMPER CONTRARIAN FUND. GASKIN RECEIVED A BACHELOR'S DEGREE IN FINANCE FROM APPALACHIAN STATE UNIVERSITY AND A MASTER'S OF BUSINESS ADMINISTRATION FROM THE BABCOCK SCHOOL OF MANAGEMENT AT WAKE FOREST UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS WHEN USED AS SALES LITERATURE.

AGAINST THE BACKDROP OF AN UNCERTAIN MARKET CLIMATE, TOM SASSI AND FRED GASKIN STEERED KEMPER CONTRARIAN FUND TO A ONE-YEAR RETURN THAT HANDILY OUTPACED THE PEER GROUP AVERAGE. BELOW, LEAD PORTFOLIO MANAGER TOM SASSI DISCUSSES RECENT MARKET CONDITIONS AND PROVIDES AN OVERVIEW OF THE FUND'S PERFORMANCE AND CONTRARIAN INVESTMENT DISCIPLINE.

Q     DURING THE PAST YEAR, THE MARKETS HAVE BEEN UNUSUALLY VOLATILE. COULD YOU
GIVE US AN OVERVIEW OF THIS CONSTANTLY CHANGING TERRAIN?

A     Volatility has certainly become par for the course. Throughout the year, the stock market moved dramatically -- both up and down. Investors grappled with the potential impact of a Southeast Asian economic meltdown, the Russian debt default, Latin American economic weakness and Japan's recession.

      As the fiscal year began in December 1997, investors were returning to the market after the Gray Monday correction. The International Monetary Fund's (IMF) bailout plans for the flagging Asian economies had been well received by investors, and domestic corporate earnings were stronger than expected. As we entered 1998, we were back in a "Goldilocks" environment: Investors saw the U.S. economy as neither too hot nor too cold, but just right. The S&P 500 pushed upward dramatically.

      As the summer progressed, it became clear that the three bears returned. By mid-summer, investors began to perceive that the Asian economic situation was not resolved, and could exert a serious and negative impact on the U.S. markets. In August, the Russian debt default led to a global market meltdown. The general perception was that investing had become even more perilous. Concerns about Latin America, Southeast Asia, Japan and Russia rippled across every sector of the stock market.

      Once again, though, the pendulum quickly swung back. Similar to the months following Gray Monday, the markets rebounded briskly after the Russian crisis. The Federal Reserve lowered interest rates, and more than 30 nations followed suit. The IMF and the G7 nations (see Terms to Know) demonstrated a commitment to shoring up the economy. These moves sparked renewed confidence on Wall Street. But even during this more positive market climate, choppiness continued, and spiking volatility drove market sectors and stocks.

Q     BY AND LARGE, HOW DID INVESTORS RESPOND TO THE MARKET TURMOIL?

A A narrow, "two-tiered" market emerged. Let me elaborate. In the climate of multi-faceted uncertainty, investors flocked to an elite group of stocks that offered perceived stability. These stocks were those of extremely large, domestic, growth-oriented, "household name" companies. Investors were willing to pay dearly for these stocks, believing that these companies could withstand the international turmoil. Investors pushed the stock prices of this exclusive group to extraordinarily high levels.

      Meanwhile, as investors ran toward mega-cap names, they fled from smaller-cap stocks and from stocks with perceived or real exposure to international markets. In the edgy market climate, stocks that fell

PERFORMANCE UPDATE

short of earnings expectations suffered the market's severe disfavor.

      The resulting effect was that the market had two distinct levels, or tiers. A scant group of mega-cap stocks fell into the first tier, and drove the market's performance. The vast majority of stocks landed into the second tier and struggled.

      This exaggerated split provides an essential framework for evaluating general statistics about "the market." For instance, the Standard & Poor's 500 Index is often cited as a measure of the market. The S&P 500 is a capitalization- weighted index. That means that the return of each stock is weighted in proportion to the size of the company. This year, the index's overall return hasn't been a true gauge of the overall market so much as it has been a measure of the performance of an exclusive group of the world's largest companies. For instance, for the year to date period through November 1998, the capitalization- weighted return of the index exceeds the equally weighted return by more than 12 percentage points.

Q     DESPITE THIS TURMOIL, KEMPER CONTRARIAN FUND PERFORMED WELL, DIDN'T IT?

A     We're pleased to report that Kemper Contrarian Fund wrapped up the fiscal year in the top quartile of its peer group. (See page one for complete Lipper rankings.) For the one-year period ended November 30, 1998, the fund gained
19.51 percent (Class A shares, unadjusted for any sales charges). In comparison, the average return for the Lipper Growth & Income category was 12.35 percent.

      In comparison, the S&P 500, a growth-oriented index which tracks the largest 500 companies, was up 23.68 percent for the one-year period. The Russell 1000 Value Index*, a broader, value-oriented benchmark, earned 15.09 percent. Over the long-term, we do set our sights on outperforming both indexes as well as the fund's peers. Given the two-tier market and the fund's valuation discipline, beating the S&P 500 would have been a very difficult feat in 1998.

*   THE RUSSELL 1000 VALUE INDEX IS AN INDEX OF LARGE CAP VALUE STOCKS.

Q     THE MARKET FAVORED GROWTH STOCKS FOR MOST OF THE YEAR, BUT KEMPER
CONTRARIAN FUND IS MANAGED ACCORDING TO A VALUE-ORIENTED DISCIPLINE. TO WHAT DO YOU ATTRIBUTE THE FUND'S SUCCESS?

A     Our contrarian investment discipline led us to a number of stocks that garnered robust returns, despite the choppy market climate. The fund's top ten performers for the fiscal year rose substantially. Meanwhile, the fund didn't suffer very many serious casualties. Several of the fund's larger positions were among those that reaped hearty returns. Also, from July through October, the fund held up better than many of its peers.

      In general terms, the fund's focus on large-cap, quality companies served it in good stead, as the market had a large-cap, quality bias. The fund's top-performing stocks were diversified across industries. The leaders included Ford Motor Company (automobiles), American Home Products (pharmaceuticals), C.R. Bard (medical products and supplies), McDonald's (restaurants), Xerox (imaging technology), and Amoco (international oil operations).

Q     YOU'VE MENTIONED THAT THE INVESTMENT STRATEGY WAS ESSENTIAL TO THE
FUND'S SUCCESS. COULD YOU SUMMARIZE THE PRINCIPLES OF THAT DISCIPLINE?

A     In a nutshell, our approach to equity investing strives to be conservative in nature on a relative basis, risk-averse, value-oriented, and contrarian in execution. Our philosophy is to conserve principal when the markets go down and to enhance returns when markets rise.

      We evaluate a variety of factors to select those stocks that we believe have the best potential to achieve our goal. We focus on value stocks -- those that we believe are temporarily undervalued relative to a measure of their worth. One of the most important measures we consider is a stock's price-to-earnings (P/E) ratio. Historically lower-P/>E stocks have outperformed the market over the long term. Because these stocks embody lower expectations, low P/E stocks can appreciate markedly as fundamentals rise over the long-term. Moreover, because their prices are already low, these stocks might fall less significantly in declining markets. So, theoretically, the upside potential of these stocks exceeds the downside.

      Additionally, we look at a variety of other factors, seeking quality companies with market capitalizations of $1 billion or more, strong financial positions, low price-to-book value ratios, and high earnings and dividend growth relative to the S&P 500.

PERFORMANCE UPDATE

      As contrarian investors, we don't run with the Wall Street herd. We take a patient approach. We invest in stocks that are out-of-favor for what we believe to be the wrong reasons, or for short-term, correctable reasons. We sell stocks when they become popular and when we determine that their price has outstripped their value, or when the fundamentals deteriorate. It's like getting to a party early. Things may be quiet at first, but you get the choice appetizers, good seats, and a chance to listen to the band. The contrarian investor will have already had a nice night out before the crowd rushes in, and can leave without getting stampeded by the folks with the lampshades on their heads.

Q     COULD YOU HIGHLIGHT SOME STOCKS THAT MEET YOUR INVESTMENT CRITERIA?

A     Certainly. We believe that Minnesota Mining and Manufacturing (3M) is an attractive value-stock opportunity. 3M may be best known as the company that makes Scotch Tape and Post-It Notes, but it is also diversified into many other areas, including auto parts, electronics and health-care products. Hindered by its global exposure and disappointing short-term earnings, the stock has seen its price drop to $76 a share, down from $105 last year. However, we feel that the general consensus of Wall Street neglects to fairly value 3M's true worth. The company has good long-term fundamentals, and has paid a high dividend yield to its shareholders. In fact, 3M has offered rising dividends for the last 40 years! Should the global market accelerate, 3M could do quite well. And, given its low P/E ratio, we believe that the stock does not have substantial downside risk.

      Hewlett-Packard, one of the few technology stocks in the portfolio, also has many attractive value characteristics. Hewlett-Packard is a premier technology company trading at a below-market P/E. That makes it an uncommon find. The company announced that there would be a decrease in short-term earnings, and stock analysts lowered their expectations. That stock has dropped considerably during the past year, to about $62 a share, down from $82. However, Hewlett-Packard is managing costs well, and its PC product line, printers and servers are as good as anyone else's in the business. Similar to 3M, an earnings surprise could really help Hewlett-Packard's stock, and at its current price, we believe there's not great downside potential.

Q     THE FUND HAS ABOUT 60 HOLDINGS. THAT'S A MODEST AMOUNT, RELATIVE TO MANY
OTHER FUNDS. WHAT FACTORS DO YOU CONSIDER WHEN DECIDING ON THE NUMBER OF STOCKS TO INCLUDE IN THE PORTFOLIO?

A     Our goal is to create a portfolio that is diversified, but not diluted.
We want to make sure that we can carefully and thoroughly research each stock in the portfolio. A portfolio of sixty or so stocks is manageable, while still offering good diversification. Kemper Contrarian Fund has exposure to 10 broad market sectors, including finance, consumer nondurables, basic industries and technology. (See page 11.) Moreover, the fund is invested in stocks from more than 30 industry subsectors, ranging from iron and steel and electrical equipment to department stores and apparel.

      Also, in a narrow market climate, we believe that it is especially important to not fill a portfolio with too many stocks. Only a handful of stocks have what it takes to thrive in this sort of challenging market climate. We think that we serve shareholders best by targeting our resources on finding those stocks that have the best potential to succeed, rather than over-hedging our bets.

Q     YOU'VE GIVEN US AN OVERVIEW OF WHAT YOU LOOK FOR WHEN YOU PURCHASE
STOCKS. WHAT FACTORS DO YOU CONSIDER WHEN YOU SELL A STOCK?

A     We also use contrarian value principles to guide our "exit" from a stock. As a stock's price begins to rise, we scrutinize a variety of factors, including earnings growth, Wall Street interest and fundamentals. Because we know that shareholders are concerned about tax efficiency, we also consider the capital gains that an exit could generate. When these factors, as well as other criteria, signal that the stock is no longer a bargain, we reduce and eventually eliminate the stock from the portfolio.

      Sometimes, the decision to sell a security can be particularly challenging. For instance, based on its P/E ratio, General Electric is a stock that you might be surprised to see in a value-oriented portfolio. We bought the stock several years ago, when its P/E was considerably lower. Our analysis of General Electric's long-term strength proved correct, and its stock price began to rise. We decided to hold on to the stock because the fundamentals remained impressive. We held tight because we felt that investor interest in the stock could

PERFORMANCE UPDATE

continue to increase, providing an improved opportunity to sell into momentum. Recently, we began paring back the fund's position in this successful investment.

Q     PHILIP MORRIS IS THE FUND'S LARGEST HOLDING, AS IT WAS AT THE START OF
THE FISCAL YEAR AND AT THE SEMIANNUAL MARK. COULD YOU DISCUSS WHAT HAS MADE THE STOCK AN ATTRACTIVE CHOICE FOR THE PORTFOLIO?

A     Philip Morris has been an excellent example of a contrarian value stock.
Litigation concerns made the stock unattractive to many Wall Street investors. As I mentioned in the semiannual report, the stock did take a toll on the fund's performance during the first half of the fiscal year. Because the firm offered strong fundamentals, good longer-term growth prospects, a low P/E ratio and a very high dividend yield, we believed that the right choice was to be patient and remain invested. In fact, we even added to the stock on price weakness.

      I'm pleased to report that our patience paid off. More recently, investors have perceived that the worst of the regulatory problems have passed, and they've returned to Philip Morris with renewed interest. This translated into a tidy profit for the fund. Now the stock trades at more than $50 a share, making it less attractive than it was when it was $35 a share. However, we continue to hold Philip Morris because it remains a quality company, offering good dividend growth at a low price.

Q     THERE HAVE BEEN REPEATED BROAD-BASED MARKET CORRECTIONS. WHICH OF THE
FUND'S STOCKS FALTERED IN THIS TURMOIL?

A     Despite the overall strong performance of the fund, some stocks did fall short. Just as leading stocks were spread across sectors, laggards were also from a variety of industries. In the wake of the Russian debt crisis, many financial services stocks tumbled, with Bankers Trust the most notable example in the portfolio. Decreased global demand hurt companies involved in basic materials. For instance, paper producers (Louisiana-Pacific and Georgia-Pacific) dampened the fund's returns, as did steel-product manufacturer Nucor. Atlantic Richfield also suffered, as oil prices languished amid concerns about oversupply and an unusually warm climate.

Q     THE RUSSIAN DEBT DEFAULT TOOK A TOLL ON THE FINANCIAL SERVICES SECTOR.
HAS THIS CHANGED YOUR OUTLOOK FOR FINANCIAL SERVICES STOCKS?

A     The Russian debt default did have a significant effect on the sector, and global concerns remain. However, financial services stocks remain a central theme in the fund. In fact, compared to the S&P 500, the fund holds a greater percentage of its assets in financial services stocks.

      After the Russian debt default, many investors punished financial services stocks indiscriminately, fleeing from stocks that didn't have significant international exposure. In contrast, we take a stock-by-stock approach. Our analysis indicates that many financial services stocks offer strong fundamentals and good value relative to their dividend yields and P/E ratios. That makes for the risk/reward profile we require. For instance, we added to Bankers Trust when its price dropped, and were well positioned to profit when Deutsche Bank announced its acquisition proposal.

Q     DURING THE PAST YEAR, ENERGY STOCKS HAVE BEEN POPULAR VALUE-STOCK FARE.
HOW ARE YOU USING ENERGY STOCKS IN THE PORTFOLIO?

A     The fund had been overweighting energy relative to the S&P 500, but is now underweighted in energy stocks. We've been reducing the fund's exposure to large, integrated, energy providers such as Amoco. The stock has contributed solid returns to the fund, rising from $40 to $50 a share in the wake of the announced merger with British Petroleum. At the higher price, the stock's forward rate of return no longer strikes us as a premium value.

      Oil-service stocks, such as Schlumberger, could offer attractive opportunities. The market has pummeled these stocks, and there are signs that some oil-service stocks may have slid as far as they are going to. As contrarian investors, we're keeping an eye out for quality companies among this group of out-of-favor stocks.

PERFORMANCE UPDATE

Q     DO YOU THINK THAT THE MARKET TURBULENCE WILL LESSEN ANYTIME SOON?

A     Investors should be prepared for volatility to continue. Global economic uncertainty continues to weigh heavily in investors' minds, and we can't predict when the market will broaden out into a more typical pattern. There are many economic factors that have been received optimistically by investors, notably low interest rates, low inflation and cohesive plans among nations to stave off global recession.

      As portfolio managers, we feel that we best serve shareholders by focusing on stock selection, rather than by trying to guess the market's next move. We continue to have a high degree of confidence that the fund's contrarian, risk-averse strategy has the potential to generate compelling long-term opportunities for shareholders.

TERMS TO KNOW

GRAY MONDAY On Monday, October 27, 1997, turmoil in Southeast Asian markets triggered a one-day drop of seven percent in the U.S. equity market.

IMF AND G7 NATIONS Two international groups focusing on international economics and monetary policy. The International Monetary Fund (IMF) is an agency of the United Nations. The Group of Seven (G7) is an economic alliance of seven leading nations, including the United States.

PRICE-TO-EARNINGS (P/E) RATIO A company's stock price divided by its earnings per share for the past four quarters, also referred to as its multiple.

VALUE STOCK Value stocks are considered to be "bargain stocks" because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments impacting the company.

WALL STREET Wall Street in New York City is the location of a "complex of financial institutions." It is the traditional center of stock market activity in the United States. "Wall Street" is also used frequently to refer to investor consensus or action in the U.S.

 PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED NOVEMBER 30, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                      1-YEAR   3-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
--------------------------------------------------------------------------------------------------------------
    KEMPER CONTRARIAN FUND CLASS A    12.63%   19.17%   19.22%    15.08%       14.61%      (since 3/18/88)
 ..............................................................................................................
    KEMPER CONTRARIAN FUND CLASS B    15.32    19.99      n/a       n/a        21.69       (since 9/11/95)
 ..............................................................................................................
    KEMPER CONTRARIAN FUND CLASS C    18.25    20.35      n/a       n/a        21.99       (since 9/11/95)
 ..............................................................................................................

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000
investment in Class A shares from
3/18/88 to 11/30/98
--------------------------------------------------------------------------------

                                                 KEMPER CONTRARIAN FUND       STANDARD & POOR'S 500
                                                        CLASS A(1)                STOCK INDEX+           CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
3/18/88                                                 10000.00                    10000.00                    10000.00
                                                         9444.00                    10697.00                    10129.00
                                                         9557.00                    10732.00                    10283.00
                                                        10081.00                    11060.00                    10343.00
                                                        10598.00                    11843.00                    10498.00
                                                        11139.00                    12887.00                    10652.00
                                                        12074.00                    14266.00                    10730.00
                                                        11925.00                    14559.00                    10824.00
                                                        11768.00                    14121.00                    11047.00
                                                        12539.00                    15009.00                    11150.00
                                                         9957.00                    12948.00                    11391.00
                                                        11201.00                    14108.00                    11485.00
                                                        13317.00                    16155.00                    11588.00
                                                        12745.00                    16117.00                    11674.00
                                                        13579.00                    16978.00                    11777.00
12/31/91                                                14172.00                    18399.00                    11837.00
                                                        14298.00                    17935.00                    11957.00
                                                        14392.00                    18275.00                    12034.00
                                                        14808.00                    18851.00                    12129.00
                                                        15777.00                    19798.00                    12180.00
                                                        16379.00                    20663.00                    12326.00
                                                        16416.00                    20762.00                    12395.00
                                                        16636.00                    21298.00                    12455.00
                                                        17209.00                    21791.00                    12515.00
                                                        16802.00                    20966.00                    12635.00
                                                        17145.00                    21054.00                    12704.00
                                                        17899.00                    22082.00                    12824.00
12/31/94                                                17203.00                    22078.00                    12850.00
                                                        18917.00                    24226.00                    12996.00
                                                        20710.00                    26536.00                    13090.00
                                                        22426.00                    28644.00                    13150.00
                                                        24871.00                    30367.00                    13176.00
                                                        25592.00                    31997.00                    13365.00
                                                        25375.00                    33432.00                    13451.00
                                                        26350.00                    34466.00                    13545.00
                                                        28458.00                    37337.00                    13614.00
                                                        29296.00                    38340.00                    13734.00
                                                        33323.00                    45029.00                    13760.00
                                                        36397.00                    48400.00                    13837.00
                                                        36636.00                    49790.00                    13845.00
                                                        41479.00                    56732.00                    13923.00
                                                        40788.00                    58604.00                    13991.00
                                                        37504.00                    52784.00                    14043.00
11/30/98                                                43049.00                    60545.00                    14077.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000
investment in Class B shares from
9/11/95 to 11/30/98
--------------------------------------------------------------------------------

                                                 KEMPER CONTRARIAN FUND       STANDARD & POOR'S 500
                                                        CLASS B(1)                STOCK INDEX+           CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------      ----------------------
9/11/95                                                 10000.00                    10000.00                    10000.00
                                                        10193.90                    10422.00                    10020.00
                                                        11283.50                    11049.00                    10039.00
                                                        11604.00                    11642.00                    10183.00
                                                        11478.30                    12164.00                    10249.00
                                                        11883.20                    12540.00                    10320.00
12/31/96                                                12819.60                    13585.00                    10373.00
                                                        13153.80                    13950.00                    10464.00
                                                        14927.60                    16383.00                    10484.00
                                                        16263.30                    17610.00                    10543.00
12/31/97                                                16331.90                    18116.00                    10549.00
                                                        18457.10                    20641.00                    10608.00
                                                        18109.80                    21323.00                    10661.00
                                                        16599.90                    19205.00                    10700.00
11/30/98                                                18826.00                    22029.00                    10726.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000
investment in Class C shares from
9/11/95 to 11/30/98
--------------------------------------------------------------------------------

                                                 KEMPER CONTRARIAN FUND       STANDARD & POOR'S 500
                                                        CLASS C(1)                STOCK INDEX+            CONSUMER PRICE INDEX++
                                                 ----------------------       ---------------------       ----------------------
9/11/95                                                 10000.00                    10000.00                    10000.00
                                                        10194.00                    10422.00                    10020.00
                                                        11285.00                    11049.00                    10039.00
                                                        11599.00                    11642.00                    10183.00
                                                        11474.00                    12164.00                    10249.00
                                                        11874.00                    12540.00                    10320.00
12/31/96                                                12810.00                    13585.00                    10373.00
                                                        13136.00                    13950.00                    10464.00
                                                        14896.00                    16383.00                    10484.00
                                                        16222.00                    17610.00                    10543.00
12/31/97                                                16306.00                    18116.00                    10549.00
                                                        18405.00                    20641.00                    10608.00
                                                        18056.00                    21323.00                    10661.00
                                                        16547.00                    19205.00                    10700.00
11/30/98                                                18975.00                    22029.00                    10726.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE
RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES
WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY
BE WORTH MORE OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN
  MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN
  OR LOSS FROM PORTFOLIO INVESTMENTS OVER THE
  PERIODS SPECIFIED, ASSUMING REINVESTMENT OF ALL
  DIVIDENDS AND, WHERE INDICATED, ADJUSTMENT FOR
  THE MAXIMUM SALES CHARGE. THE MAXIMUM SALES
  CHARGE FOR CLASS A SHARES IS 5.75%. FOR CLASS B
  SHARES THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE (CDSC) IS 4%. CLASS C SHARES HAVE NO
  SALES CHARGE ADJUSTMENT, BUT REDEMPTIONS WITHIN
  ONE YEAR OF PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF 1%. SHARE
  CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO.
  AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED
  CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE
  CHANGE. DURING THE PERIODS NOTED, SECURITIES
  PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION,
  SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE
  END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS
    AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE
    FOR CLASS A SHARES AND THE CDSC IN EFFECT AT
    THE END OF THE PERIOD FOR CLASS B SHARES. IN
    COMPARING KEMPER CONTRARIAN FUND TO THE
    STANDARD & POOR'S 500 STOCK INDEX+ AND THE
    CONSUMER PRICE INDEX++, YOU SHOULD NOTE THAT
    THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION
    OF MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF THE
    INDICES.

 +THE STANDARD & POOR'S 500 STOCK INDEX IS AN
  UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE
  U.S. STOCK MARKET. SOURCE IS TOWERSDATA.
  INVESTORS CANNOT ACTUALLY MAKE INVESTMENTS IN
  THIS INDEX.

++THE CONSUMER PRICE INDEX IS A STATISTICAL
  MEASURE OF CHANGE, OVER TIME, IN THE PRICES OF
  GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE IS TOWERSDATA.

INDUSTRY SECTORS


A YEAR-TO-YEAR COMPARISON

DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON NOVEMBER 30, 1998, AND ON NOVEMBER 30, 1997.

                                  [BAR GRAPH]

                                                                KEMPER CONTRARIAN FUND AS OF       KEMPER CONTRARIAN FUND AS OF
                                                                          11/30/98                           11/30/97
                                                                ----------------------------       ----------------------------
Finance                                                                    32.80%                              28.50%
Basic industries                                                           15.40%                               8.60%
Consumer non-durables                                                      15.30%                              20.90%
Energy                                                                     11.30%                              14.30%
Capital goods                                                              11.20%                               9.80%
Technology                                                                  6.80%                               4.30%
Health care                                                                 4.80%                               7.20%
Transportation                                                              1.30%                               2.10%
Utilities                                                                   1.10%                               4.30%

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*

DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER CONTRARIAN FUND REPRESENTED ON NOVEMBER 30, 1998, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCK INDEX.

                                  [BAR GRAPH]

                                                                KEMPER CONTRARIAN FUND AS OF      STANDARD & POOR'S 500 INDEX AS
                                                                          11/30/98                         OF 11/30/98
                                                                ----------------------------      ------------------------------
Finance                                                                    32.80%                              15.20%
Basic industries                                                           15.40%                               3.60%
Consumer non-durables                                                      15.30%                              22.30%
Energy                                                                     11.30%                               7.50%
Capital goods                                                              11.20%                               8.20%
Technology                                                                  6.80%                              17.30%
Health care                                                                 4.80%                              12.60%
Transportation                                                              1.30%                               1.00%
Utilities                                                                   1.10%                              10.30%
Consumer durables                                                           0.00%                               2.00%

* THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS TOWERSDATA.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

Representing 27.3 percent of the fund's total net assets on November 30, 1998.

--------------------------------------------------------------------------------------
Holdings                                                                       Percent
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1.          FEDERAL HOME LOAN MORTGAGE    Often referred to as "Freddie Mac",    4.2%
            CORP.                         this corporation provides for the
                                          transfer of capital between
                                          mortgage lenders and mortgage
                                          security investors, enabling
                                          mortgage lenders to provide a
                                          continuous flow of funds to
                                          borrowers.
--------------------------------------------------------------------------------------
2.          PHILIP MORRIS                 The largest cigarette maker in the     4.1%
                                          U.S. Through its Miller Brewing
                                          subsidiary, it is also the
                                          country's second-largest brewer.
                                          This company is also a major
                                          branded food producer through its
                                          Kraft Foods subsidiaries.
--------------------------------------------------------------------------------------
3.          FEDERAL NATIONAL MORTGAGE     Often referred to as "Fannie Mae,"     3.6%
            ASSOCIATION                   this is a private corporation
                                          federally chartered to provide
                                          financial products and services
                                          that increase the availability and
                                          affordability of housing to low,
                                          moderate and middle-income
                                          Americans.
--------------------------------------------------------------------------------------
4.          MINNESOTA MINING &            Engaged in the manufacturing and       2.4%
            MANUFACTURING                 marketing of electrical and
                                          telecommunications products,
                                          medical devices, chemicals,
                                          automotive parts and adhesives.
--------------------------------------------------------------------------------------
5.          AMP                           A leading manufacturer of              2.4%
                                          electrical and electronic
                                          connection devices; also engaged in
                                          producing connectivity devices such
                                          as sensors, switches, printed
                                          wiring boards and wireless
                                          communications components and
                                          systems.
--------------------------------------------------------------------------------------
6.          AMOCO                         Engaged in the exploration,            2.3%
                                          development and production of crude
                                          oil and natural gas, and in the
                                          refining and marketing of petroleum
                                          products and petrochemicals.
--------------------------------------------------------------------------------------
7.          FIRST UNION                   Engaged in commercial, investment      2.3%
                                          and mortgage banking. First Union
                                          provides retail and commercial
                                          banking, retail investment,
                                          mortgage, home equity, leasing,
                                          insurance, capital markets, cash
                                          management and securities brokerage
                                          services to 12 million customers on
                                          the east coast.
--------------------------------------------------------------------------------------
8.          XEROX                         Develops, manufactures, markets,       2.0%
                                          services and finances a broad range
                                          of document processing equipment.
--------------------------------------------------------------------------------------
9.          C.R. BARD                     A leading multinational producer of    2.0%
                                          vascular, urological, oncological,
                                          and surgical products.
                                          Approximately one-third of Bard's
                                          sales occur outside the U.S.
--------------------------------------------------------------------------------------
10.         PNC BANK                      Engaged in the operation of a          2.0%
                                          variety of financial services,
                                          including mortgage, community,
                                          consumer, private and corporate
                                          banking, secured lending and asset
                                          management.
--------------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER CONTRARIAN FUND

Portfolio of Investments at November 30, 1998
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------
                                                                                    Number
                                                                                     of
 Common stocks                                                                     shares       Value
-----------------------------------------------------------------------------------------------------
BANKING--15.6%                 Banc One Corp.                                       90,900   $  4,664
                               BankAmerica Corp.                                    70,000      4,563
                               Bankers Trust New York Corp.                         57,000      4,959
                               Chase Manhattan Corp.                                60,000      3,806
                               First Union Corp.                                    97,800      5,941
                               J.P. Morgan & Co.                                    17,000      1,817
                               KeyCorp                                             125,000      3,836
                               PNC Bank Corp., N.A.                                100,000      5,156
                               Washington Mutual, Inc.                              97,320      3,771
                               Wells Fargo & Co.                                    70,000      2,520
                               ----------------------------------------------------------------------
                                                                                               41,033
-----------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--13.5%        Dow Chemical Co.                                     38,000      3,700
                               E.I. du Pont de Nemours & Co.                        65,000      3,819
                               Eastman Chemical Co.                                 40,000      2,317
                               Georgia-Pacific Corp.                                40,000      2,270
                               International Flavors and Fragrances                 30,000      1,256
                               Louisiana-Pacific Corp.                             230,000      3,910
                               Lubrizol Corp.                                      125,000      3,391
                               Nucor Corp.                                          45,000      1,890
                               Praxair, Inc.                                        90,000      3,437
                               Sonoco Products Co.                                 100,900      3,021
                               Timber Group                                        141,800      3,261
                               Union Camp Corp.                                     50,000      3,234
                               ----------------------------------------------------------------------
                                                                                               35,506
-----------------------------------------------------------------------------------------------------
CAPITAL GOODS--9.8%            AMP, Inc.                                           132,000      6,386
                               Crown Cork & Seal Co.                                54,000      1,823
                               Diebold                                             115,000      3,953
                               General Electric Co.                                 39,000      3,530
                               Minnesota Mining & Manufacturing                     80,000      6,425
                               Pitney Bowes, Inc.                                   65,000      3,640
                               ----------------------------------------------------------------------
                                                                                               25,757
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--6.0%       Ford Motor Co.                                       45,000      2,486
                               J.C. Penney Co.                                      70,000      3,850
                               May Department Stores Co.                            66,500      4,011
                               Sears, Roebuck & Co.                                 50,000      2,372
                               V.F. Corp.                                           62,800      3,081
                               ----------------------------------------------------------------------
                                                                                               15,800
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES--7.3%         Kimberly-Clark Corp.                                 65,000      3,421
                               McDonald's Corp.                                     35,000      2,452
                               Philip Morris Cos.                                  192,900     10,790
                               Wendy's International                               130,100      2,602
                               ----------------------------------------------------------------------
                                                                                               19,265
-----------------------------------------------------------------------------------------------------
ENERGY--9.9%                   AMOCO Corp.                                         101,900      6,006
                               Atlantic Richfield Co.                               71,500      4,755
                               Chevron Corp.                                        21,000      1,756
                               Exxon Corp.                                          61,000      4,579
                               Mobil Corp.                                          28,000      2,413
                               Royal Dutch Petroleum Co.                            45,000      2,115
                               Schlumberger, Ltd.                                   40,000      1,788
                               Texaco, Inc.                                         45,000      2,590
                               ----------------------------------------------------------------------
                                                                                               26,002

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------
                                                                                   Number
                                                                                     of
                                                                                   shares       Value
-----------------------------------------------------------------------------------------------------
FINANCE--13.0%                 Allstate Corp.                                       60,000   $  2,445
                               American International Group, Inc.                   40,000      3,760
                               Associates First Capital Corp.                       40,443      3,149
                               Federal Home Loan Mortgage Corp.                    182,000     11,011
                               Federal National Mortgage Association               132,000      9,603
                               Golden West Financial Corp.                          25,000      2,367
                               Post Properties                                      50,000      1,913
                               ----------------------------------------------------------------------
                                                                                               34,248
-----------------------------------------------------------------------------------------------------
HEALTH CARE--4.2%              American Home Products Corp.                         60,000      3,195
                               Bristol-Myers Squibb Co.                             21,000      2,574
                               C.R. Bard                                           116,000      5,314
                               ----------------------------------------------------------------------
                                                                                               11,083
-----------------------------------------------------------------------------------------------------
TECHNOLOGY--5.9%               Hewlett-Packard Co.                                  65,000      4,079
                               Raytheon Co.                                         61,000      3,378
                               Tektronix, Inc.                                     103,700      2,780
                               Xerox Corp.                                          50,000      5,375
                               ----------------------------------------------------------------------
                                                                                               15,612
-----------------------------------------------------------------------------------------------------
TRANSPORTATION--1.1%        (a)FDX Corp.                                            46,500      3,017
                               ----------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
UTILITIES--.9%                 GTE Corp.                                            40,000      2,480
                               ----------------------------------------------------------------------
                               TOTAL COMMON STOCKS--87.2%
                               (Cost: $195,878)                                               229,803
                               ----------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 Money market                                                                      Principal
 instruments--10.2%                                                                amount       Value
-----------------------------------------------------------------------------------------------------
                               Yield--5.09% to 5.30%
                               Due--December 1998
                               Bell Atlantic Network Funding Corp.                 $12,000     11,986
                               UBS Finance, Inc.                                     9,000      8,979
                               Other                                                 6,000      5,999
                               ----------------------------------------------------------------------
                               TOTAL MONEY MARKET INSTRUMENTS--10.2%
                               (Cost: $26,964)                                                 26,964
                               ----------------------------------------------------------------------
                               TOTAL INVESTMENTS--97.4%
                               (Cost: $222,842)                                               256,767
                               ----------------------------------------------------------------------
                               CASH AND OTHER ASSETS, LESS LIABILITIES--2.6%                    6,946
                               ----------------------------------------------------------------------
                               NET ASSETS--100%                                              $263,713
                               ----------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $222,842,000 for federal income tax purposes at November 30, 1998, the gross unrealized appreciation was $40,077,000 the gross unrealized depreciation was $6,152,000 and the net unrealized appreciation on investments was $33,925,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KEMPER CONTRARIAN FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Contrarian Fund as of November 30, 1998, and the related statements of operations for the year then ended and changes in net assets for the year then ended and the eleven months ended November 30, 1997 and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1994 were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on those financial highlights.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Contrarian Fund at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the eleven months ended November 30, 1997 and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
January 19, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1998
(IN THOUSANDS)

--------------------------------------------------
 ASSETS
--------------------------------------------------
Investments, at value
(Cost: $222,842)                          $256,767
--------------------------------------------------
Cash                                           421
--------------------------------------------------
Receivable for:
  Investments sold                           6,974
--------------------------------------------------
  Fund shares sold                             541
--------------------------------------------------
  Dividends                                    549
--------------------------------------------------
    TOTAL ASSETS                           265,252
--------------------------------------------------

--------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------

Payable for:
  Investments purchased                        839
--------------------------------------------------
  Fund shares redeemed                         278
--------------------------------------------------
  Management fee                               161
--------------------------------------------------
  Distribution services fee                     68
--------------------------------------------------
  Administrative services fee                   50
--------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                             141
--------------------------------------------------
  Directors' fees                                2
--------------------------------------------------
    Total liabilities                        1,539
--------------------------------------------------
NET ASSETS                                $263,713
--------------------------------------------------

--------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------

Paid-in capital                           $208,383
--------------------------------------------------
Undistributed net realized gain on
investments                                 20,741
--------------------------------------------------
Net unrealized appreciation on
investments                                 33,925
--------------------------------------------------
Undistributed net investment income            664
--------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                               $263,713
--------------------------------------------------

--------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price
  per share
  ($151,640  DIVIDED BY 6,621 shares
  outstanding)                              $22.90
--------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering
  price)                                    $24.30
--------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share
  ($99,796  DIVIDED BY 4,372 shares
  outstanding)                              $22.82
--------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share
  ($12,277  DIVIDED BY 538 shares
  outstanding)                              $22.82
--------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended November 30, 1998
(IN THOUSANDS)

-------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------
  Dividends                               $ 4,418
-------------------------------------------------
  Interest                                  1,630
-------------------------------------------------
    Total investment income                 6,048
-------------------------------------------------
Expenses:
  Management fee                            1,660
-------------------------------------------------
  Distribution services fee                   718
-------------------------------------------------
  Administrative services fee                 500
-------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                            936
-------------------------------------------------
  Reports to shareholders                     103
-------------------------------------------------
  Registration fees                            19
-------------------------------------------------
  Professional fees                             6
-------------------------------------------------
  Directors' fees and other                    12
-------------------------------------------------
    Total expenses                          3,954
-------------------------------------------------
NET INVESTMENT INCOME                       2,094
-------------------------------------------------

-------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------

 Net realized gain on sales of
 investments                               20,538
-------------------------------------------------
 Net realized gain from futures
 transactions                                 276
-------------------------------------------------
   Net realized gain                       20,814
-------------------------------------------------
 Change in net unrealized appreciation
 on investments                            14,228
-------------------------------------------------
Net gain on investments                    35,042
-------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $37,136
-------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                      ELEVEN MONTHS
                                          YEAR ENDED       ENDED
                                         NOVEMBER 30,  NOVEMBER 30,
                                             1998          1997
--------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------
 Net investment income                   $    2,094          1,298
--------------------------------------------------------------------
 Net realized gain                           20,814         14,815
--------------------------------------------------------------------
 Change in net unrealized appreciation       14,228         11,557
--------------------------------------------------------------------
Net increase in net assets resulting
from operations                              37,136         27,670
--------------------------------------------------------------------
 Distribution from net investment
 income                                      (1,851)          (963)
--------------------------------------------------------------------
 Distribution from net realized gain        (14,639)          (533)
--------------------------------------------------------------------
Total dividends to shareholders             (16,490)        (1,496)
--------------------------------------------------------------------
Net increase from capital share
transactions                                 64,952         74,349
--------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                 85,598        100,523
--------------------------------------------------------------------

--------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------

Beginning of period                         178,115         77,592
--------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment
income
of $664 and $421, respectively)          $  263,713        178,115
--------------------------------------------------------------------


See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1  DESCRIPTION OF THE        Kemper Contrarian Fund (the fund) is a separate
   FUND                      series of Kemper Value Series, Inc. (KVS), an
                             open-end management investment company organized as a corporation in the state of Maryland. KVS is authorized to issue three billion shares of $.01 par value common stock.

                             The fund currently offers four classes of shares.
                             Class A shares are sold to investors subject to an
                             initial sales charge. Class B shares are sold
                             without an initial sales charge but are subject to
                             higher ongoing expenses than Class A shares and a
                             contingent deferred sales charge payable upon
                             certain redemptions. Class B shares automatically
                             convert to Class A shares six years after issuance.
                             Class C shares are sold without an initial sales
                             charge but are subject to higher ongoing expenses
                             than Class A shares and a contingent deferred sales
                             charge payable upon certain redemptions within one
                             year of purchase. Class C shares do not convert
                             into another class. Class I shares (none sold
                             through November 30, 1998) are offered to a limited
                             group of investors, are not subject to initial or
                             contingent deferred sales charges and have lower
                             ongoing expenses than other classes. Differences in
                             class expenses will result in the payment of
                             different per share income dividends by class. All
                             shares of the fund have equal rights with respect
                             to voting, dividends and assets, subject to class
                             specific preferences.
--------------------------------------------------------------------------------
2  SIGNIFICANT               INVESTMENT VALUATION. Investments are stated at
   ACCOUNTING POLICIES       value. Portfolio securities which are traded on
                             U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq) for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Futures contracts are valued at the most recent settlement price. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The

NOTES TO FINANCIAL STATEMENTS

                             net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and
                             pays dividends of net investment income quarterly
                             and net realized capital gains annually, which are
                             recorded on the ex-dividend date. Dividends are
                             determined in accordance with income tax principles
                             which may treat certain transactions differently
                             from generally accepted accounting principles.
--------------------------------------------------------------------------------
3  TRANSACTIONS WITH         MANAGEMENT AGREEMENT. The fund has a management
   AFFILIATES                agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The fund pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $1,660,000 for the year ended November 30, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurichs businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the funds investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:




                                                                      COMMISSIONS
                                                                       RETAINED    COMMISSIONS ALLOWED
                                                                        BY KDI       BY KDI TO FIRMS
                                                                      -----------  -------------------
                             Year ended November 30, 1998             $  52,000           581,000



                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution

NOTES TO FINANCIAL STATEMENTS

                             fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                     DISTRIBUTION FEES      COMMISSIONS AND
                                                                          AND CDSC       DISTRIBUTION FEES PAID
                                                                      RECEIVED BY KDI       BY KDI TO FIRMS
                                                                     -----------------  ----------------------
                            Year ended November 30, 1998             $      838,000               979,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid by the fund are as follows:

                                                                        ASF PAID BY       ASF PAID
                                                                      THE FUND TO KDI  BY KDI TO FIRMS
                                                                      ---------------  ---------------
                             Year ended November 30, 1998             $    500,000          497,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $766,000 for the year ended November 30, 1998.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1998, the fund made no payments to its officers and incurred directors' fees of $10,000 to independent directors.

--------------------------------------------------------------------------------
4  INVESTMENT                For the year ended November 30, 1998, investment
   TRANSACTIONS              transactions (excluding short-term instruments) are
                             as follows (in thousands):

                             Purchases                                 $171,130
                             Proceeds from sales                        122,272

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5  CAPITAL SHARE             The following table summarizes the activity in
   TRANSACTIONS              capital shares of the fund (in thousands):

                                                            ELEVEN MONTHS
                                            YEAR ENDED          ENDED
                                           NOVEMBER 30,      NOVEMBER 30,
                                               1998              1997
                                         ----------------  ----------------
                                         SHARES   AMOUNT   SHARES   AMOUNT
---------------------------------------------------------------------------
 SHARES SOLD
 Class A                                  2,870   $60,856   2,547   $49,549
---------------------------------------------------------------------------
 Class B                                  1,698    36,004   2,064    39,824
---------------------------------------------------------------------------
 Class C                                    435     9,096     212     4,085
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 SHARES ISSUED IN REINVESTMENT OF
 DIVIDENDS
---------------------------------------------------------------------------
 Class A                                    475     9,293      52     1,044
---------------------------------------------------------------------------
 Class B                                    307     5,943      19       372
---------------------------------------------------------------------------
 Class C                                     24       470       1        19
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 SHARES REDEEMED
 Class A                                 (1,776)  (37,255)   (623)  (12,321)
---------------------------------------------------------------------------
 Class B                                   (737)  (15,339)   (361)   (7,133)
---------------------------------------------------------------------------
 Class C                                   (202)   (4,116)    (55)   (1,090)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 CONVERSION OF SHARES
 Class A                                    247     5,225      58     1,143
---------------------------------------------------------------------------
 Class B                                   (248)   (5,225)    (58)   (1,143)
---------------------------------------------------------------------------
 NET INCREASE
 FROM CAPITAL
 SHARE TRANSACTIONS                               $64,952           $74,349
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                          -------------------------------------------------
                                                               CLASS A
                                         ----------------------------------------------------
                                                       ELEVEN MONTHS    YEAR ENDED DECEMBER
                                          YEAR ENDED       ENDED                31,
                                         NOVEMBER 30,  NOVEMBER 30,    ----------------------
                                             1998          1997        1996    1995    1994
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period     $   21.13         16.93       16.20   12.18   13.62
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .28           .23         .23     .26     .28
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                      3.48          4.25        2.07    5.05    (.28)
---------------------------------------------------------------------------------------------
Total from investment operations              3.76          4.48        2.30    5.31      --
---------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                       .27           .20         .22     .24     .28
---------------------------------------------------------------------------------------------
  Distribution from net realized gain         1.72           .08        1.35    1.05    1.16
---------------------------------------------------------------------------------------------
Total dividends                               1.99           .28        1.57    1.29    1.44
---------------------------------------------------------------------------------------------
Net asset value, end of period           $   22.90         21.13       16.93   16.20   12.18
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                19.51%        26.58       14.42   44.57    (.03)
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                      1.37%         1.35        1.23    1.25    1.25
---------------------------------------------------------------------------------------------
Net investment income                         1.36%         1.47        1.56    1.85    1.89
---------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                      1.37%         1.35        1.25    1.66    1.42
---------------------------------------------------------------------------------------------
Net investment income                         1.36%         1.47        1.54    1.44    1.71
---------------------------------------------------------------------------------------------
                                         --------------------------------------------------------
                                                                 CLASS B
                                         --------------------------------------------------------
                                             YEAR      ELEVEN MONTHS      YEAR      SEPTEMBER 11
                                            ENDED          ENDED         ENDED          TO
                                         NOVEMBER 30,  NOVEMBER 30,   DECEMBER 31,  DECEMBER 31,
                                             1998          1997           1996         1995
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $   21.08          16.92         16.20            15.26
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .08            .08           .11              .07
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain            3.46           4.22          2.07             1.85
-------------------------------------------------------------------------------------------------
Total from investment operations              3.54           4.30          2.18             1.92
-------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                       .08            .06           .11              .07
-------------------------------------------------------------------------------------------------
  Distribution from net realized gain         1.72            .08          1.35              .91
-------------------------------------------------------------------------------------------------
Total dividends                               1.80            .14          1.46              .98
-------------------------------------------------------------------------------------------------
Net asset value, end of period           $   22.82          21.08         16.92            16.20
-------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                18.32%         25.44         13.61            12.83
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                      2.31%          2.26          2.11             2.00
-------------------------------------------------------------------------------------------------
Net investment income                          .42%           .56           .68              .88
-------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                      2.31%          2.26          2.34             2.36
-------------------------------------------------------------------------------------------------
Net investment income                          .42%           .56           .45              .52
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                         --------------------------------------------------------
                                                                 CLASS C
                                         --------------------------------------------------------
                                             YEAR      ELEVEN MONTHS      YEAR      SEPTEMBER 11
                                            ENDED          ENDED         ENDED          TO
                                         NOVEMBER 30,  NOVEMBER 30,   DECEMBER 31,  DECEMBER 31,
                                             1998          1997           1996         1995
-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $   21.06          16.90         16.20            15.26
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .05            .06           .11              .08
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain            3.47           4.20          2.05             1.85
-------------------------------------------------------------------------------------------------
Total from investment operations              3.52           4.26          2.16             1.93
-------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                       .04            .02           .11              .08
-------------------------------------------------------------------------------------------------
  Distribution from net realized gain         1.72            .08          1.35              .91
-------------------------------------------------------------------------------------------------
Total dividends                               1.76            .10          1.46              .99
-------------------------------------------------------------------------------------------------
Net asset value, end of period           $   22.82          21.06         16.90            16.20
-------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                18.25%         25.26         13.51            12.85
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                      2.40%          2.47          2.12             1.95
-------------------------------------------------------------------------------------------------
Net investment income                          .33%           .35           .67              .93
-------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                      2.40%          2.47          2.80             2.31
-------------------------------------------------------------------------------------------------
Net investment income (loss)                   .33%           .35          (.01)             .57
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------
                                             YEAR      ELEVEN MONTHS
                                            ENDED          ENDED        YEAR ENDED DECEMBER 31,
                                         NOVEMBER 30,  NOVEMBER 30,    -------------------------
                                             1998          1997         1996     1995    1994
------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $  263,713        178,115     77,592   25,482   12,983
------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             64%            77         95       30       16
------------------------------------------------------------------------------------------------


NOTES:
Total return does not reflect the effect of any sales charges.

Scudder Kemper Investments, Inc. waived a portion of its management fee and absorbed certain operating expenses of the fund through the period ended December 31, 1996. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

--------------------------------------------------------------------------------
 TAX INFORMATION
--------------------------------------------------------------------------------

The fund paid a distribution of $.80 per share from net long-term capital gains during the year ended November 30, 1998, of which 26% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the fund designates $11,345,000 as capital gain dividends for the year ended November 30, 1998, of which 100% represents 20% rate gains.

For corporate shareholders, 37% of the income dividends paid during the year ended November 30, 1998 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

DIRECTORS AND OFFICERS

DIRECTORS                     OFFICERS

DANIEL PIERCE                 MARK CASADY                   STEVEN T. STOKES
Chairman and Director         President                     Vice President

JAMES E. AKINS                PHILIP J. COLLORA             LINDA J. WONDRACK
Director                      Vice President and            Vice President
                              Secretary
ARTHUR R. GOTTSCHALK                                        MAUREEN E. KANE
Director                      JOHN R. HEBBLE                Assistant Secretary
                              Treasurer
FREDERICK T. KELSEY                                         CAROLINE PEARSON
Director                      THOMAS H. FORESTER            Assistant Secretary
                              Vice President
THOMAS W. LITTAUER                                          ELIZABETH C. WERTH
Director and Vice President   ANN M. MCCREARY               Assistant Secretary
                              Vice President
FRED B. RENWICK                                             BRENDA LYONS
Director                      KATHRYN L. QUIRK              Assistant Treasurer
                              Vice President
JOHN B. TINGLEFF
Director                      THOMAS F. SASSI
                              Vice President
JOHN G. WEITHERS
Director


--------------------------------------------------------------------------------
LEGAL COUNSEL                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                     222 North LaSalle Street
                                     Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                          KEMPER SERVICE COMPANY
SERVICE AGENT                        P.O. Box 419557
                                     Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                        INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                       801 Pennsylvania Avenue
                                     Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                 ERNST & YOUNG LLP
                                     233 South Wacker Drive
                                     Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                KEMPER DISTRIBUTORS, INC.
                                     222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Value Style prospectus.
KCF-2 (1/26/99) 1064420